ANTEON INTERNATIONAL CORPORATION

                      SUPPLEMENTAL RETIREMENT SAVINGS PLAN

             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 2005


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                                                          TABLE OF CONTENTS

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
ARTICLE 1  INTRODUCTION...........................................................................................1

       1.1  Purpose of Plan.......................................................................................1
       1.2  Status of Plan........................................................................................1

ARTICLE 2  DEFINITIONS............................................................................................1

       2.1  "Account".............................................................................................1
       2.2  "Administrator".......................................................................................1
       2.3  "Board"...............................................................................................1
       2.4  "Beneficiary".........................................................................................1
       2.5  "Bonus"...............................................................................................1
       2.6  "Bonus Deferral"......................................................................................1
       2.7  "Code"................................................................................................2
       2.8  "Compensation"........................................................................................2
       2.9  "Corporation".........................................................................................2
       2.10  "Deferral Form"......................................................................................2
       2.11  "Disability".........................................................................................2
       2.12  "Distribution Event".................................................................................2
       2.13  "Elective Deferral"..................................................................................2
       2.14  "Eligible Individual"................................................................................2
       2.15  "Employee"...........................................................................................3
       2.16  "Employer"...........................................................................................3
       2.17  "ERISA"..............................................................................................3
       2.18  "Grandfathered Deferrals"............................................................................3
       2.19  "Hardship"...........................................................................................3
       2.20  "Key Employee".......................................................................................3
       2.21  "Non-Grandfathered Deferrals"........................................................................3
       2.22  "Outside Director"...................................................................................3
       2.23  "Participant"........................................................................................3
       2.24  "Plan"...............................................................................................3
       2.25  "Plan Year"..........................................................................................3
       2.26  "Qualified Plan".....................................................................................3
       2.27  "Required Withholding"...............................................................................3
       2.28  "Valuation Date".....................................................................................4

ARTICLE 3  ELIGIBILITY AND PARTICIPATION..........................................................................4

       3.1  Eligibility...........................................................................................4
       3.2  Participation.........................................................................................4
       3.3  Suspension of Participation...........................................................................4
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
ARTICLE 4  DEFERRALS AND CONTRIBUTIONS............................................................................5

       4.1  Elective Deferrals....................................................................................5
       4.2  Bonus Deferrals.......................................................................................5
       4.3  Elections.............................................................................................5

ARTICLE 5  ACCOUNTS AND INVESTMENTS...............................................................................6

       5.1  Accounts..............................................................................................6
       5.2  Investments...........................................................................................7
       5.3  Statements............................................................................................7

ARTICLE 6  VESTING................................................................................................7


ARTICLE 7  DISTRIBUTION OF ACCOUNTS...............................................................................7

       7.1  Election as to Time and Form of Payment...............................................................7
       7.2  Death.................................................................................................9
       7.3  Scheduled In-Service Distribution.....................................................................9
       7.4  Hardship Distributions...............................................................................10
       7.5  Early Distribution of Grandfathered Deferrals........................................................10
       7.6  Right of Offset......................................................................................11
       7.7  Taxes................................................................................................11

ARTICLE 8  PLAN ADMINISTRATION...................................................................................11

       8.1  Plan Administration and Interpretation...............................................................11
       8.2  Information..........................................................................................12
       8.3  Indemnification of Administrator.....................................................................12
       8.4  Claims Procedure.....................................................................................12

ARTICLE 9  AMENDMENT AND TERMINATION.............................................................................13

       9.1  Authority to Amend and Terminate.....................................................................13
       9.2  Existing Rights......................................................................................13

ARTICLE 10  MISCELLANEOUS........................................................................................13

       10.1  No Funding..........................................................................................13
       10.2  General Creditor Status.............................................................................13
       10.3  Non-assignability...................................................................................14
       10.4  Satisfaction of Claims; Unclaimed Benefits..........................................................14
       10.5  Governing Law and Severability......................................................................14
       10.6  Not a Contract of Employment or Board Service.......................................................14

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
       10.7  Severability........................................................................................14
       10.8  Headings............................................................................................15

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DC1 30134679.3

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                        Anteon International Corporation
                      Supplemental Retirement Savings Plan

                As Amended and Restated Effective January 1, 2005

                                    ARTICLE 1
                                  INTRODUCTION

1.1 Purpose of Plan. Anteon International Corporation (the "Corporation") established the Anteon International Corporation Supplemental Retirement Savings Plan (the "Plan"), effective January 1, 2004, to provide certain eligible employees and outside members of the Board of Directors deferral opportunities. The Corporation hereby amends and restates the Plan in its entirety, effective as of January 1, 2005, in order to comply with Code Section 409A, as enacted by the American Jobs Protection Act of 2004.

1.2 Status of Plan. The Plan is intended to be an unfunded plan maintained by the Corporation "primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, and the Plan shall be interpreted and administered consistent with this intent.

                                   ARTICLE 2
                                  DEFINITIONS

         Under the Plan, except where the context otherwise indicates, the following definitions shall apply.

2.1       "Account"   means  an  account   established  for  the  benefit  of  a
          Participant   under  Section  5.1,  which  may  include  one  or  more
          sub-accounts.

2.2 "Administrator" means the person, persons or committee designated by the Board as responsible for the administration of the Plan as provided in Article 8.

2.3       "Board" means the Board of Directors of the Corporation.

2.4 "Beneficiary" means a person, persons or trust designated by a Participant as a direct or contingent beneficiary under Section 7.2 to receive an amount, if any, payable from such Participant's Account upon the death of the Participant.

2.5 "Bonus" means any cash compensation awarded to a Participant for a Plan Year under any incentive compensation plan maintained by the Employer which meets the requirements for performance-based compensation under Code Section 409A(a)(4)(B)(iii). Bonus does not include any stock or stock-related income from stock option exercises, stock appreciation right exercises or any other cash settlement of a stock-based award to a Participant under a stock award plan or program maintained by the Corporation.

2.6 "Bonus Deferral" means the portion of a Bonus the receipt of which is deferred by a Participant under Section 4.2 with respect to a Plan Year.

2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and rulings issued thereunder.

2.8 "Compensation" means, with respect to an Employee, the remuneration, as defined in Code Section 3401(a) for purposes of income tax withholding at the source, determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, actually paid to an individual by an Employer during the applicable period with respect to the individual's services as an Employee, and for Employees who are also members of the Board, Board and Board committee fees, but excluding: (a) direct reimbursements or allowances for moving and other expenses (including overseas living allowances), including expenses incurred in connection with Board service (if applicable), and (b) contributions, credits or benefits under this Plan or under any other retirement, stock-related, deferred compensation, fringe benefit or employee welfare benefit plan. Notwithstanding the foregoing, Compensation shall be determined before contributions made to this Plan, the Qualified Plan or any other Employer-sponsored plan to which contributions are excluded from the gross income of the Participant under Code Section 125, 402(e)(3), 402(h)(1)(B) or 403(b). Compensation does not include income from stock option exercises, Bonuses and Bonus Deferrals under this Plan, or any other type of incentive award. In the case of an Outside Director, "Compensation" means Board and Board committee fees, but excludes any reimbursements for expenses incurred in connection with Board service.

2.9 "Corporation" means Anteon International Corporation, a Delaware corporation, or any business which, with the consent of the Board, succeeds to its business by merger, reorganization, consolidation or otherwise and adopts this Plan as its own.

2.10 "Deferral Form" means the document or documents, voice response or electronic media prescribed by the Administrator pursuant to which a Participant may make elections to defer a portion of the Participant's Compensation and/or all or a portion of the Participant's Bonus.

2.11 "Disability" means a medically determinable physical or mental impairment of the Participant which can be expected to result in death or to last for a continuous period of not less than 12 months, and for which the Participant is receiving income replacement benefits for a period of not less than 3 months under the Employer's long-term disability plan.

2.12 "Distribution Event" means the Participant's termination of employment or Board service as described in Section 7.1(e), as a result of voluntary or involuntary termination, Disability or death.

2.13 "Elective Deferral" means the portion of Compensation the receipt of which is deferred by a Participant under Section 4.1 with respect to a Plan Year.

2.14 "Eligible Individual" means an Employee who satisfies the eligibility requirements set forth in Article 3 or an Outside Director.

2.15 "Employee" means an employee of an Employer who is a "Covered Employee" within the meaning of the Qualified Plan.

2.16 "Employer" means an entity that is an "Employer" within the meaning of the Qualified Plan.

2.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and rulings issued thereunder.

2.18 "Grandfathered Deferrals" means that portion, if any, of a Participant's Account attributable to amounts earned and deferred into the Plan prior to January 1, 2005, as determined in accordance with Code Section 409A and regulations thereunder.

2.19      "Hardship"  means an  unforeseeable  emergency,  consistent  with Code
          Section 409A and regulations thereunder. An unforeseeable emergency is defined as a severe financial hardship to the Participant resulting from a sudden or unexpected illness or accident of a Participant or dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

2.20      "Key Employee"  means a "key employee" as defined for purposes of Code
          Section 416(i), without regard to paragraph (5) thereof. An Employee is a Key Employee if, at any time during the Plan Year, he or she is
          (a) one of the 50 (or, if less, the greater of three or 10% of all Employees) highest-paid officers of the Employer having annual compensation greater than $135,000 (as adjusted); (b) a 5% owner of the Employer; or (c) a 1% owner of the Employer having annual Compensation of more than $150,000.

2.21 "Non-Grandfathered Deferrals" means that portion, if any, of a Participant's Account attributable to amounts earned or deferred into the Plan on or after January 1, 2005, as determined in accordance with Code Section 409A and regulations thereunder.

2.22 "Outside Director" means a member of the Board with respect to fees who is not an Employee.

2.23 "Participant" means a current or former Eligible Individual who participates in the Plan in accordance with Article 3 or maintains an Account balance hereunder.

2.24      "Plan"  means  the  Anteon  International   Corporation   Supplemental
          Retirement Savings Plan, as set forth herein, and as may be amended from time to time.

2.25      "Plan Year" means the calendar year.

2.26 "Qualified Plan" means the Anteon Corporation 401(k) Plan, as amended from time to time.

2.27 "Required Withholding" means the federal, state or local employment taxes, including applicable FICA and FUTA taxes required to be withheld under Code Sections 3101 and 3501, respectively, from any (a) Elective Deferrals, (b) elective deferrals on behalf of the Participant to the Qualified Plan or to any other Employer-sponsored employee benefit plan, (c) Bonus Deferrals, (d) amounts required to be paid to a third person pursuant to lien, court order or similar process, and/or (e) any other compensation not paid to the Participant in cash, and all federal, state or local income and employment taxes attributable thereto required to be withheld from income, and any additional such taxes attributable to such withholdings. The Administrator shall determine Required Withholdings in its discretion.

2.28 "Valuation Date" means each business day that the New York Stock Exchange is open, or less frequent dates, as the Administrator may determine, in its sole discretion.

                                   ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION

3.1 Eligibility. The following classes of individuals shall be eligible to participate in the Plan:

          (a) Unless the Administrator determines otherwise, an Employee shall be eligible to participate in the Plan for a Plan Year if his or her stated Compensation and Bonus for the year before the Plan Year equals or exceeds the annual compensation limit established under Code Section 401(a)(17), or if the Employee is hired during the Plan Year, his or her stated rate of Compensation and target Bonus on the Employee's date of hire equals or exceeds the compensation limit then in effect under Code Section 401(a)(17).

          (b) Each Outside Director shall be eligible to participate in the Plan.

          (c) Before each Plan Year, the Administrator may designate as eligible for participation in the Plan any other person who is among a select group of management or highly compensated Employees of an Employer. The Administrator will notify those Employees as well as Outside Directors of their eligibility to participate in the Plan and provide them with a Deferral Form. The Administrator shall have the sole discretion to determine eligibility pursuant to the Plan.

3.2 Participation. An Eligible Individual who properly completes and timely submits a Deferral Form shall become a Participant in the Plan on the first date as of which an Elective Deferral or Bonus Deferral is credited to his or her Account. A Participant in the Plan shall continue to be a Participant so long as any amount remains credited to his or her Account.

3.3 Suspension of Participation. If the Administrator determines that a Participant currently making Elective Deferrals no longer satisfies the eligibility requirements of Section 3.1(a) or (c) during the Plan Year, the Administrator may suspend the Participant's Elective Deferrals until the next following Plan Year as of which the Participant again satisfies such eligibility requirements. In such circumstance, the Administrator shall notify the Participant of such suspension. If the Participant's participation is suspended as described in this Section and the Administrator determines that the Participant again satisfies the eligibility requirements of Section 3.1(a) or (c), the Administrator shall notify the Participant, and the Participant shall be permitted to resume active participation in the Plan as of the next following Plan Year. During the period of any such suspension, such individual shall continue to be a Participant solely with respect to his or her Account balance until such Account balance is distributed from the Plan.

                                    ARTICLE 4
                           DEFERRALS AND CONTRIBUTIONS

4.1 Elective Deferrals. An Eligible Individual may irrevocably elect to defer, on a pre-tax basis, all or a portion (in whole percentages) of his or her Compensation at the time permitted under Section 4.3. Notwithstanding the foregoing, the amount of an Eligible Individual's Compensation eligible for deferral in a given Plan Year shall not exceed his or her Compensation and Bonus reduced by Required Withholdings with respect to such Compensation. Such an election is a separate and independent election from an election to defer compensation under the Qualified Plan.

4.2 Bonus Deferrals. An Eligible Individual may irrevocably elect to defer all or a portion of his or her Bonus (in whole percentages). Notwithstanding the foregoing, the amount of an Eligible Individual's Bonus eligible for deferral in a given Plan Year shall not exceed the Bonus reduced by the sum of any pre-tax contributions made to the Qualified Plan and the amount necessary to satisfy any Required Withholdings with respect to such Bonus.

4.3      Elections.

          (a)  Time for Making Deferral Elections.

               (i)  Elective  Deferrals.

          (A) Generally. An election to defer Compensation shall be made no later than the last day of the calendar year preceding the calendar year in which the Compensation is earned, or such earlier date as the Administrator shall designate.

          (B) Newly Eligible Individuals. In the case of an Eligible Individual in his or her first year of employment or service as a member of the Board, as the case may be, or in the case of an Employee who becomes an Eligible Individual during a Plan Year, an election to defer Compensation must be made within 30 days after the Eligible Individual begins employment or such service, as the case may be, or becomes eligible, and at least five business days before the commencement of the first payroll period for which the election is effective. For Compensation earned in such Plan Year, such elections are effective only with respect to Compensation earned after the effective date of the election.

               (ii) Bonus  Deferrals.  An election to defer Bonuses must be made no later than June 30 of the calendar year to which the Bonus relates.

               (iii)Rolling Deferrals. A timely filed and completed election for
                    Elective and/or Bonus Deferrals shall also apply to Compensation and/or Bonus, as applicable, earned in subsequent Plan Years until changed or revoked by a Participant in accordance with Section 4.3(b), or the Participant otherwise ceases to be eligible to participate in the Plan.

          (b) Deferral Forms; Revocation or Change of Deferral Election. All Deferral Forms for Elective and Bonus Deferrals must be timely filed or otherwise submitted in the manner and in such form as prescribed by the Administrator. Except as provided in this subsection (b), from and after the last date permitted for making such elections, all deferral elections pursuant to this Article 4 shall be irrevocable.

               (i) An Eligible Individual may change or revoke a prior election up to the date established under Section 4.3(a)(i) or (ii), as applicable.

               (ii) Notwithstanding  the  provisions of Sections 4.1 and 4.2, to the extent permitted under Code Section 409A and the rules and regulations promulgated thereunder, a Participant may revoke his or her Elective Deferral election made under
                    Section 4.3(a) after the commencement of the Plan Year to which the election relates by filing an election to cease Elective Deferrals; provided, however, that (A) such revocation shall apply solely to Compensation not yet earned as of the date the revocation is filed with the Administrator, and (B) a Participant who revokes his or her Elective Deferral election under this subsection (b) shall not be entitled to make a new Elective Deferral election until the Plan Year that begins at least 12 months after such revocation.

                                   ARTICLE 5
                            ACCOUNTS AND INVESTMENTS

5.1 Accounts. The Administrator shall establish an Account for each Participant to reflect Elective Deferrals and Bonus Deferrals made for the Participant's benefit, together with any adjustments for income, gains or losses and any payments from the Account. Separate sub-accounts may be established for Elective Deferrals and Bonus Deferrals, if any, and to reflect, among other items, the various investment funds, separate deferral periods and/or forms of payment. Elective Deferrals shall be credited as of the end of each payroll period or, in the case of Outside Directors, when payment for Board and Board committee fees would otherwise be paid to the Outside
          Directors, and Bonus Deferrals shall be credited as of the date on which the Bonus would otherwise be paid. The Accounts are established solely for the purposes of tracking Elective Deferrals, Bonus Deferrals and any income adjustments thereto. The Accounts shall not be used to segregate assets for payment of any amounts deferred or allocated under the Plan, and shall not constitute or be treated as a trust fund of any kind.

5.2       Investments.

     (a) Hypothetical Investments. Amounts credited to each Participant's Account shall be deemed invested, in accordance with the Participant's directions, in one or more hypothetical investment funds that are available under the Plan. The hypothetical investment funds available under the Plan shall be those designated by the Administrator from time to time in its discretion. If a Participant does not make investment elections with respect to amounts credited to his or her Account, such amounts shall be deemed invested in such hypothetical investment funds as the Administrator may direct. Notwithstanding any provision in the Plan to the contrary, earnings and losses based on a Participant's investment elections shall begin to accrue as of the date such Participant's Elective Deferrals and Bonus Deferrals, if any, are credited to his or her Account. The Administrator may promulgate uniform and nondiscriminatory rules and procedures governing investment elections under the Plan.

     (b) Time for Selecting Investments. A Participant shall make his or her hypothetical investment fund elections at such time as he or she files the Deferral Form, as described in Article 4. Investment elections must be made in whole percentages. A Participant may change his or her investment elections at any time, or may reallocate amounts invested among the hypothetical investment funds available under the Plan, by directing the Administrator in such form and at such time as the Administrator shall require.

     (c) Account Charges. Unless the Administrator, in its sole discretion, decides otherwise, investment expenses for each Participant's sub-account shall be debited against each respective sub-account. Other Plan charges and administrative expenses will be paid by the Employer without debit against Participant Accounts.

     5.3 Statements. At least once each Plan Year, the Administrator (or its designee) shall provide the Participant with a statement of such Participant's Account reflecting the deemed income, gains and losses (realized and unrealized), amounts of deferrals and distributions with respect to such Account since the prior statement.

                                   ARTICLE 6
                                    VESTING

         Subject to the provisions of Section 7.5, a Participant shall at all times have a fully vested and nonforfeitable right to all Elective Deferrals and Bonus Deferrals, if any, credited to the Participant's Account, as adjusted for deemed income, gains and losses attributable thereto.

                                   ARTICLE 7
                            DISTRIBUTION OF ACCOUNTS

7.1       Election as to Time and Form of Payment.

     (a)  Initial Distribution Elections.  Except as otherwise permitted in this
          Article 7, a Participant's Account will be paid to the Participant in a single lump sum as soon as administratively practicable after the occurrence of a Distribution Event. However, in the case of a Key Employee who has a termination of employment Distribution Event (other than due to death or Disability) while any stock of the Employer is publicly traded on an established securities market or otherwise, distribution of Non-Grandfathered Deferrals may not be made earlier than six months after the date of the termination of employment (or if the Participant dies during such six month period, earlier than the date of the Participant's death). Notwithstanding the foregoing, the Administrator may promulgate uniform and nondiscriminatory rules pursuant to which a Participant may elect an alternate payment option or later payment commencement date permitted below with respect to amounts deferred pursuant to the Participant's Deferral Election, by filing a written request with the Administrator as part of such Deferral Election or as otherwise permitted by the Administrator no later than the last day for filing such Deferral Election under
          Section 4.3(b). To the extent permitted under rules established by the Administrator, such an election may separately specify different payment options or payment commencement dates for different Distribution Events.

     (b)  Payment Options. The distribution options available under the Plan are
          (i) a single lump sum, or (ii) annual installments paid over a period of up to ten years, as elected by the Participant, provided that the amount of the Participant's Account balance to be paid in installments is at least $25,000 at the time distribution is to begin (or such lesser amount as may be required for a cash-out distribution under Code Section 409A and regulations thereunder). If a Participant elects to receive payment of his Account in annual installments, each annual amount shall consist of an amount equal to (A) the balance of the Account on or about the annual payment date times (B) a fraction, the numerator of which is one and the denominator of which is the number of remaining installment years (including the year of the installment being paid). Each installment shall be paid on or about the anniversary of the first payment, and any remaining Account balance shall continue to be invested in accordance with the Participant's investment elections as described above. Any such election shall be made in accordance with procedures and rules established by the Administrator.

     (c) Subsequent Changes in Distribution for Grandfathered Deferrals. Subject to the approval of the Administrator, a Participant may change the form of distribution or defer the payment commencement date of his or her Grandfathered Deferrals by filing an election in the form and manner prescribed by the Administrator; provided that such election is made before termination of the Participant's employment or Board service, as the case may be, and at least twelve months before the date payment is otherwise scheduled to commence. In no event, however, may a Participant defer payment of Grandfathered Deferrals to a date that is more than one year following such termination. A Participant's distribution election shall become irrevocable upon the Participant's termination of employment or Board service.

     (d) Subsequent Changes in Distribution for Non-Grandfathered Deferrals. The Administrator may promulgate uniform and nondiscriminatory rules pursuant to which a Participant may elect an alternate payment option or a later payment commencement date of Non-Grandfathered Deferrals after the initial Deferral Election. Such a change election shall not take effect until at least twelve months after the date on which it is made and shall be effective only if (1) the election is filed with the Administrator before the Participant's termination of employment or Board service; (2) the election does not accelerate the timing or payment schedule of any distribution; (3) the payment commencement date in the change election is not less than five years after the date the distribution would otherwise have commenced for the Distribution Event without regard to such election; and (d) the Administrator approves such election. In no event, however, may a Participant elect a payment commencement date for Non-Grandfathered Deferrals later than
          (i) April 1 of the calendar year after the year in which the Participant attains age 70 1/2, or (ii) the Participant's date of termination of employment or Board service, if later (or, in the case of a Key Employee as described in Section 7.1(a), six months after such Participant's termination of employment (or if the Participant dies during such six month period, the date of the Participant's death)).

     (e) Termination of Employment or Board Service. For purposes of the Plan, a Participant who is an Employee shall terminate employment when the Participant separates from service with all Employers. However, temporary absence from employment because of illness, vacation, approved leaves of absences, and transfers of employment among the Employers shall not be considered a termination of employment or an interruption of employment. A Participant who is an Outside Director shall terminate service with the Board when he resigns or is removed from Board service or the effective date of his or her termination as director if the Participant is not re-elected to serve on the Board.

7.2       Death.

     (a) If a Participant dies before payment or complete distribution (in the case of installment payouts) of his or her Account, all amounts credited to the Participant's Account shall be paid to the Participant's designated Beneficiary, according to the Participant's payment election, as described in Section 7.1 above, unless the Administrator elects, in its sole discretion, to pay out a Participant's Grandfathered Deferrals in a single lump sum as soon as practicable following notification of the date of the Participant's death.

     (b) A Participant may designate a Beneficiary or Beneficiaries, including contingent Beneficiaries, by notifying the Administrator in writing, at any time before the Participant's death, on a form prescribed by the Administrator for that purpose. A married Participant may designate someone other than his or her spouse as Beneficiary, provided the Participant obtains the written consent of his or her spouse. Spousal consent shall only be effective if it is witnessed by a notary public and no designation shall be valid or effective without such spousal consent, if applicable. A Participant may revoke any Beneficiary designation or designate a new Beneficiary (with spousal consent, if applicable) at any time without the consent of a Beneficiary or any other person. If no Beneficiary is designated or no Beneficiary survives the Participant, payment shall be made to the Participant's surviving spouse, or, if none, to the Participant's estate.

7.3 Scheduled In-Service Distribution. A Participant may elect to receive a scheduled in-service distribution with respect to an Elective or Bonus Deferral at the time he or she files the applicable Deferral Form. Such election shall specify the time for the scheduled in-service distribution without regard to the occurrence or non-occurrence of a triggering event. A scheduled in-service distribution may not be made until three years have elapsed since the close of the Plan Year to which the Elective and/or Bonus Deferral relates. Any scheduled in-service distribution shall be made in a cash lump sum payment. An election for a scheduled in-service distribution shall automatically terminate upon the Participant's retirement (for purposes of the Qualified Plan) or other Distribution Event, at which time the provisions of Section 7.1 shall govern.

                    A Participant may, with the consent of the Administrator, elect to (a) terminate a scheduled in-service distribution, or (b) extend to a later date the date on which a scheduled in-service distribution will occur, provided that, in the case of
          Non-Grandfathered Deferrals, the deferred date of such scheduled in-service distribution may not be earlier than five years after the date such in-service distribution was otherwise scheduled to be made. A Participant may make an election under the preceding sentence by filing a new election, at such time and in such form as the Administrator shall designate, at least twelve months before the date such scheduled in-service distribution would otherwise occur. An election to revoke or defer a scheduled in-service distribution may be made during the election period for making deferral elections for the Plan Year, as provided in Section 4.1, provided it is timely made. No more than one such revocation or extension shall be permitted with respect to any scheduled in-service distribution.

7.4       Hardship Distributions.

          (a) A Participant may request that all or a portion of his or her Account balance be distributed at any time by submitting a written request to the Administrator, provided that the Participant has incurred a Hardship, and the distribution is necessary to alleviate such Hardship. In determining whether the Hardship distribution request should be approved, the
               Administrator shall be entitled to rely on the Participant's representation that the Hardship cannot be alleviated:

               (i)  through   reimbursement  or  compensation  by  insurance  or
                    otherwise;

               (ii) by reasonable liquidation of the Participant's assets (other than assets under the Qualified Plan, if available), to the extent such liquidation would not itself cause an immediate and heavy financial need; or

               (iii)by  cessation  of  contributions  under  the Plan and  other deferred compensation arrangements.

          (b) The Administrator shall deem a distribution to be necessary to alleviate a Hardship if the distribution is not in excess of the amount of the Participant's Hardship, plus taxes attributable thereto. The Account balance that is not distributed pursuant to the Hardship request shall remain in the Plan. Distributions to alleviate a Hardship will be made as soon as administratively feasible after the Administrator has reviewed and approved the request. Elective Deferrals will be suspended effective with the beginning of the pay period following the date of the Administrator's approval of the request and may not be resumed until the Plan Year that begins at least twelve months later.

7.5 Early Distribution of Grandfathered Deferrals. Notwithstanding the foregoing provisions of this Article VII or the provisions of any applicable deferral election, solely to the extent permitted under Code Section 409A and regulations thereunder with respect to the Participant's Grandfathered Deferrals, a Participant may elect to receive a lump-sum payment of any or all of his or her Account balance before the date prescribed in Section 7.1(a). Such payment shall be made as soon as practicable following the date as of which the Participant requests such payment. The Administrator shall impose a penalty for such early payment, in an amount equal to 10% of the Account balance to be distributed, and such penalty shall be deducted from the distribution and forfeited by the Participant.

7.6 Right of Offset. The Corporation shall have the right to offset any amounts payable to a Participant under the Plan by any amount necessary to reimburse an Employer for liabilities or obligations of the Participant to the Employer, including for amounts misappropriated by the Participant.

7.7 Taxes. All federal, state or local taxes that the Administrator determines are required to be withheld from any payments made pursuant to this Article 7 shall be withheld.

                                   ARTICLE 8
                               PLAN ADMINISTRATION

8.1 Plan Administration and Interpretation. Unless the Board determines otherwise, the Administrative Committee appointed for purposes of the Qualified Plan shall be the Administrator and shall have the same authority and powers as prescribed to it under the Qualified Plan. The Administrator shall have the final authority and responsibility and complete discretion to interpret and construe the Plan, and to decide all matters arising thereunder, including without limitation, questions of eligibility for participation, eligibility for benefits, the validity of any election made under the Plan, the value of any Account balance, and the timing, method and amount of the distribution thereof. Benefits under the Plan shall be paid only if the Administrator decides in its discretion that the Eligible Individual, Participant or Beneficiary is entitled to them. All such interpretations or decisions by the Administrator shall be final, conclusive and binding on all Participants and any Beneficiary or other person claiming under or through any Participant, in the absence of clear and convincing evidence that the Committee acted arbitrarily and capriciously. The Committee shall have the authority to deviate from the literal terms of the Plan to the extent it shall determine to be necessary or appropriate to operate the Plan in compliance with the provisions of applicable law. Any individual serving on the Administrative Committee, or as Administrator, who is a Participant will not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Administrator shall be entitled to rely on information furnished by a Participant, a Beneficiary, the Employer or a trustee (if any). The Administrator shall have the responsibility for complying with any reporting and disclosure requirements of ERISA.

          The Administrative Committee may appoint one or more officers or other appropriate employees of the Corporation to act as Administrator of the Plan, and may further delegate such specific administrative responsibilities to officers or other appropriate employees of the Corporation as it deems appropriate. Any action taken by the Administrator within the scope of his or her authority under the Plan shall be final, conclusive and binding on all Participants and any Beneficiary or other person claiming under or through any Participant, in the absence of clear and convincing evidence that the Administrator acted arbitrarily and capriciously; provided, however, that a decision permitted to be made under the terms of the Plan in the best interests of the Company shall (subject to the following) be final, conclusive and binding on all persons whomsoever; and provided, further, that the Committee may, in its discretion, review any such action.

8.2 Information. To enable the Administrator to perform its functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the compensation of Participants, their employment, death, termination of employment, and such other pertinent facts as the Administrator may require.

8.3 Indemnification of Administrator. The Employer agrees to indemnify and to defend to the fullest extent permitted by law any director, officer or employee who serves as Administrator (including any such individual who formerly served as Administrator) against all liabilities, damages, costs and expenses (including reasonable attorneys' fees and amounts paid in settlement of any claims approved by the Employer in writing in advance) occasioned by any act or omission to act in connection with the Plan, if such act or omission is in good faith.

8.4 Claims Procedure. A Participant or Beneficiary shall have the right to file a claim, inquire if he has any right to benefits and the amounts thereof, or appeal the denial of a claim. Benefits under the Plan will be paid only if the Administrator decides, in its discretion, that the claimant is entitled to them.

          (a) Initial Claim. A claim will be considered filed when a written communication is made by the Participant, Beneficiary or his authorized representative to the Administrator (the "claimant"). The Administrator shall, within 90 days of the receipt of the claim, either allow or deny the claim in writing. The claim denial shall include: (1) the specific reason or reasons for the denial; (2) specific references to pertinent Plan provisions on which the denial is based; (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (4) an explanation of the Plan's claim review procedure, including a statement of the claimant's right to bring a civil action under ERISA Section 502(a) following a denial of the claim upon review.

          (b) Appeal of Denied Claim. If a claim is wholly or partially denied, the claimant may file an appeal requesting the Administrator to conduct a full and fair review. The claimant must file his written appeal no more than 60 days after he receives written notice of the denial. The claimant may review or receive copies, upon request and free of charge, any documents, records or other information "relevant" (within the meaning of Department of Labor Regulation Section 2560.503-1(m)(8)) to the claimant's claim. The claimant may also submit written comments, documents, records and other information relating to his claim. The Administrator shall take into account all comments, documents, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial review of the claim. The Administrator's decision on appeal shall be given to the claimant in writing no later than 60 days following receipt of the appeal. However, if the Administrator, in its sole discretion, grants a hearing, or there are special circumstances involved, the decision will be given no later than 120 days after receiving the appeal. If such an extension of time for review is required, written notice of the extension shall be furnished to the claimant before the initial 60 days expires and shall indicate the special circumstances requiring an extension of time and the date by which the Administrator expects to render a final decision. Benefits under the Plan will be paid only if the Administrator decides in its discretion that the claimant is entitled to them. The written decision on appeal shall be in a manner calculated to be understood by the claimant and shall include: (1) the specific reason or reasons for the denial; (2) specific references to pertinent Plan provisions on which the denial is based; (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records or other information relevant to the claimant's claim; and (4) a statement of the claimant's right to bring a civil action under ERISA Section 502(a) following a denial of the claim upon review.

                                   ARTICLE 9
                            AMENDMENT AND TERMINATION

9.1 Authority to Amend and Terminate. Subject to Section 9.2, the Administrator shall have the right to amend or terminate the Plan at any time. If the Plan is terminated and a trust is established (as described in Section 10.1), the Board may (a) elect to continue to maintain the trust to pay benefits hereunder as they become due as if the Plan had not terminated, or (b) solely to the extent permitted under Code Section 409A and regulations thereunder, direct the trustee to pay promptly to Participants (or their Beneficiaries) the balance of their Accounts.

9.2 Existing Rights. No amendment or termination of the Plan shall adversely affect the rights of any Participant with respect to amounts that have been credited to his or her Account before the later of the date such amendment or termination is adopted or effective. Notwithstanding the foregoing, the Administrator may amend the Plan as necessary to address changes in applicable law in order to assure that amounts contributed to the Plan are not subject to federal income tax prior to distribution or withdrawal, which amendment may (among other things) limit a Participant's ability to withdraw amounts previously credited to his or her Account prior to termination of employment and/or limit previously available methods of distribution.

                                   ARTICLE 10
                                  MISCELLANEOUS

10.1 No Funding. The Corporation intends that the Plan constitute an "unfunded" plan for tax purposes and for purposes of Title I of ERISA; provided that the Administrator may authorize the creation of trusts and deposit therein cash or other property, or make other arrangements to meet the Corporation's obligations under the Plan. Any such trusts or other arrangements shall be consistent with the unfunded status of the Plan, unless the Administrator otherwise determines with the consent of each Participant.

10.2 General Creditor Status. The Plan constitutes a mere promise by the Corporation and any Employer to make payments in accordance with the terms of the Plan and Participants and Beneficiaries shall have the status of general unsecured creditors of the Corporation and all Employers. Nothing in the Plan will be construed to give any employee or any other person rights to any specific assets of the Corporation, an Employer or of any other person.

10.3 Non-assignability. None of the benefits, payments, proceeds or claims of any Participant or Beneficiary shall be subject to any claim of any creditor of any Participant or Beneficiary and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor of such Participant or Beneficiary, nor shall any Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds that he or she may expect to receive, contingently or otherwise under the Plan.

10.4 Satisfaction of Claims; Unclaimed Benefits. Any payment to any Participant or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims under the Plan against the Employer, the Administrator and a trustee (if any) under the Plan, and the Administrator may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect. If any Participant or Beneficiary is determined by the Administrator to be incompetent by reason of physical or mental disability (including minority) to give a valid receipt and release, the Administrator may cause the payment or payments becoming due to such person to be made to another person for his or her benefit without responsibility on the part of the Administrator, the Employer or a trustee (if any) to follow the application of such funds. In the case of a benefit payable on behalf of a Participant, if the Administrator is unable to locate the Participant or beneficiary to whom such benefit is payable, upon the Administrator's determination thereof, such benefit shall be forfeited to the Corporation. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or Beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be restored to the Plan by the Corporation.

10.5 Governing Law and Severability. The Plan shall be construed, administered,and governed in all respects under and by the laws of the Commonwealth of Virginia. If any provision is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

10.6 Not a Contract of Employment or Board Service. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Employer and any person or to be consideration for the employment or service of any person. Nothing contained in the Plan shall confer upon any person a right to be employed or to continue in the employ of an Employer, or to interfere, in any way, with an Employer's right to terminate, with or without cause, the employment of a Participant in the Plan at any time. Similarly, nothing contained in the Plan shall be deemed to give a Participant who is a member of the Board, the right to remain in the service of the Board or interfere with the right of the Corporation or its shareholders to remove such Participant from Board service at any time.

10.7 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan; but instead each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

10.8 Headings. Headings and subheading in the Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

                                      * * *

         IN WITNESS WHEREOF, the undersigned officer of Anteon International Corporation has executed this document to certify its adoption by Anteon International Corporation as of the effective date provided herein.

                                    ANTEON INTERNATIONAL CORPORATION

                                    By:
                                       -----------------------------------------


                                    Its:
                                        ----------------------------------------